Investments	12 Months Ended
Dec. 31, 2019
Disclosure Of Significant Investments In Associates [Abstract]
Investments
18.	Investments

Equity investments

The investments of the company are comprised of minor equity interests, convertible loan notes, and senior secured promissory loan notes, with a net book value as of December 31, 2019 of $16,229,000 (2018: $566,000), of which $5,529,000 are carried at fair value with changes in fair value recognized within other comprehensive income and $10,700,000 are held at amortized cost. In 2019 the Group acquired $20,800,000 of minor equity interests, convertible loan notes, and senior secured promissory loan notes, and recorded a loss on investments carried at fair value of $5,100,000 ($5,000,000 was recognized in the statement of operations and $100,000 in other comprehensive income).

Investments in associates

The table below (in thousands) illustrates the summarized financial information of the Group’s investments in Farfetch Finance Limited and Alanui S.r.l. The investment in Alanui S.r.l. arose as a result of the Group’s acquisition of New Guards (see Note 5 for further details). The Group’s shareholdings in these entities and their principal activities can be found in Note 22.

Share of associates net assets
At December 31, 2017	$58
Share of profit after tax	28
At December 31, 2018	86
Additions due to business combinations	2,014
Share of profit after tax	366
At December 31, 2019	$2,466